Exhibit 99.2

Blucora, Inc.

Q2 2013 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	4

Operating Metrics
Search	5
Tax Preparation	6

Pro-Forma Information
Q2 year-over-year Tax Preparation	7
Last 12 Months - Pro Forma Results	8
Last 12 Months - Levered Free Cash Flow	9
Reconciliation Pro Forma Non-GAAP Financial Measures	10

Blucora Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

2011	2012	2013
FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13
Segment Revenue
Search	$228,814	$75,295	$81,808	$91,408	$96,303	$344,814	$100,601	$94,497
Tax Preparation (1)	—	40,401	19,075	1,462	1,167	62,105	64,737	22,684

Total	$228,814	$115,696	$100,883	$92,870	$97,470	$406,919	$165,338	$117,181

Segment Income (Loss) (2)
Search	$46,206	$13,373	$15,078	$16,356	$17,378	$62,185	$18,270	$17,912
Tax Preparation (1)	—	22,135	11,954	(1,561)	(2,476)	30,052	30,784	14,438

Total	$46,206	$35,508	$27,032	$14,795	$14,902	$92,237	$49,054	$32,350

Segment Income (Loss) % of Revenue
Search	20%	18%	18%	18%	18%	18%	18%	19%
Tax Preparation	na	55%	63%	(107%)	(212%)	48%	48%	64%

Total	20%	31%	27%	16%	15%	23%	30%	28%

Unallocated Corporate Operating Expense	$9,583	$3,806	(3)	$2,525	$2,695	$2,772	$11,798	$3,198	$3,135

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215

Other Unallocated Corporate
Depreciation	$4,861	$951	$956	$988	$917	$3,812	$1,003	$990
Amortization of Intangibles	2,595	3,624	(4)	5,248	5,183	5,144	19,199	5,109	5,095
Stock Compensation	7,687	6,708	(5)	2,020	2,195	2,300	13,223	2,485	2,753
Loss (Gain) on derivative instruments	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323
Interest Income	(369)	(9)	(52)	(18)	(52)	(131)	(55)	(109)
Interest Expense	73	844	1,009	794	875	3,522	1,148	2,890	(6)
Amortization of debt issuance costs	—	331	332	83	74	820	107	476	(6)
Accretion of debt discount	—	135	124	34	31	324	161	949	(6)
Other (Income) Loss	1,541	(18)	(150)	(32)	(4)	(204)	(8)	(225)

Total	$16,388	$12,838	$9,154	$13,562	$7,357	$42,911	$9,602	$15,142

Income (Loss) Before Taxes	20,235	18,864	15,353	(1,462)	4,773	37,528	36,254	14,073

Income Tax
Cash	$1,712	$861	$474	$(185)	$293	$1,443	$1,472	$435
Non-cash (7)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,232

Total	$(11,288	)(8)	$7,458	$5,655	$936	$953	$15,002	$12,646	$5,667

Income (Loss) from Continuing Operations	31,523	11,406	9,698	(2,398)	3,820	22,526	23,608	8,406

Discontinued Operations Loss (9)	(9,927)	—	—	—	—	—	—	—

GAAP Net Income (Loss)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406
GAAP Earnings Per Share - diluted	$0.56	$0.28	$0.23	(10)	$(0.06)	$0.04	(10)	$0.54	0.53	(11)	$0.20

Non-GAAP Net Income	$(11,195)	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632
Non-GAAP Earnings (Loss) Per Share - diluted	$(0.29)	$0.70	$0.53	$0.25	(12)	$0.24	$1.70	$0.95	$0.58

Outstanding Shares	39,534	39,804	40,334	40,633	40,832	40,832	40,933	41,143
Basic Shares	37,954	39,692	40,116	40,511	40,789	40,279	40,911	41,050
Fully-diluted Shares	38,621	40,978	41,245	40,511	42,411	41,672	44,294	42,724

Cash & Short-term Investment	$293,551	$129,868	$141,867	$150,417	$162,288	$162,288	$401,677	$415,493
Outstanding Debt	—	85,000	75,000	74,496	74,496	74,496	275,746	265,746

Net Cash	$293,551	$44,868	$66,867	$75,921	$87,792	$87,792	$125,931	$149,747

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, 2nd Story Software, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represent the results of operations for the TaxACT business from February 1, 2012 to December 31, 2012.

(2)

The Company does not allocate certain general, administrative, and overhead costs, or stock-based compensation, depreciation, amortization of intangible assets, other loss (income), net, income tax expense, or results from discontinued operations to the reportable segments. The general, administrative and overhead costs are included in Unallocated Corporate Operating Expense.

(3)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(4)	Amount for the quarter ended March 31, 2012 includes $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(5)

In the quarter ended March 31, 2012, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(6)	Interest expense, amortization of debt issuance costs, and accretion of debt discount include amounts associated with the convertible debt issued on March 15, 2013.
(7)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(8)	Amount includes a tax benefit of $18.9 million, due to the release of the valuation allowance on deferred tax assets.
(9)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

(10)	Calculation excludes the income effect of dilutive derivative instruments.
(11)	Calculation excludes the income effect of dilutive derivative instruments and interest expense, amortization of debt issuance costs, and accretion of discount on convertible debt, net of tax effect.
(12)	Calculation uses 42,048,000 fully-diluted shares, due to non-GAAP net income.

Blucora Non-GAAP Reconciliation(1)

(in thousands except earnings per share, rounding differences may exist)

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13
Adjusted EBITDA
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406
Discontinued operations	9,927	—	—	—	—	—	—	—
Depreciation	4,861	951	956	988	917	3,812	1,003	990
Amortization of intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753
Other (income) loss (3)	1,245	1,555	930	5,196	(1,004)	6,677	1,005	6,304
Income tax expense (benefit)	(11,288)	7,458	5,655	936	953	15,002	12,646	5,667

Adjusted EBITDA	$36,623	$31,702	$24,507	$12,100	$12,130	$80,439	$45,856	$29,215

Non-GAAP Net Income
Net Income (loss) (2)	$21,596	$11,406	$9,698	$(2,398)	$3,820	$22,526	$23,608	$8,406
Discontinued operations	9,927	—	—	—	—	—	—	—
Amortization of acquired intangible assets	2,595	3,624	5,248	5,183	5,144	19,199	5,109	5,095
Accretion of debt discount on convertible notes	—	—	—	—	—	—	132	841
Stock-based compensation	7,687	6,708	2,020	2,195	2,300	13,223	2,485	2,753
Loss / (Gain) on derivative	—	272	(333)	4,335	(1,928)	2,346	(348)	2,323
Cash tax impacts of GAAP adjustments	(40)	(90)	3	(15)	9	(93)	(163)	(17)
Non-cash income tax expenses (benefit) from continuing operations (1)	(13,000)	6,597	5,181	1,121	660	13,559	11,174	5,231

Non-GAAP net income (4) (5)	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632

Non-GAAP Earnings Per Share
Non-GAAP Net Income	$28,765	$28,517	$21,817	$10,421	$10,005	$70,760	$41,997	$24,632
Non-GAAP Earnings Per Share (4)	$0.74	$0.70	$0.53	$0.25	$0.24	$1.70	$0.95	$0.58
Fully-diluted Shares	38,621	40,978	41,245	42,048	42,411	41,672	44,294	42,724

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three and six months ended June 30, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on August 1, 2013.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other (income) loss, net primarily includes such items as interest expense, interest income, derivative instrument gains or losses, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements, foreign currency gains or losses, and gains or losses from the disposal of assets, .

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.
(5)

The Company defines Non-GAAP Net Income differently effective with the quarter ended March 31, 2013 to include accretion of debt discount on convertible notes. The Company’s new definition of non-GAAP net income does not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Operating Metrics - Search

	2011	2012					2013
	FYE 12/31	1Q12	2Q12	3Q12	4Q12	FYE 12/31	1Q13	2Q13
Revenue by Source
Owned & Operated (B2C)	21%	13%	12%	12%	11%	12%	12%	15%
Distribution (B2B)	79%	87%	88%	88%	89%	88%	88%	85%

*	Owned & Operated includes revenue from the Make The Web Better acquisition in 2Q 2010; the installed base has experienced attrition since the acquisition. Owned & Operated also includes other development-stage initiatives.

Blucora Operating Metrics - Tax Preparation

(in thousands, rounding differences may exist)

Consumer (DDIY) e-files

	Tax season ended			Six months ended
	April 16, 2013	April 18, 2012	% change	June 30, 2013	June 30, 2012	% change
TaxACT Desktop	270	256	5%	275	261	5%
TaxACT Online	4,865	4,490	8%	4,968	4,581	8%

TaxACT sub-total units	5,135	4,746	8%	5,243	4,842	8%
TaxACT Free File Alliance	147	160	(8%)	152	164	(7%)

TaxACT total units (1)	5,282	4,906	8%	5,395	5,006	8%

(1)	The Company redefined e-files during the quarter ended March 31, 2013 to exclude e-filed extensions as it believes this is a more accurate metric in evaluating performance of the Tax Preparation segment. The figures set forth above for 2012 and 2013 reflect this change.

Tax Preparation Segment - Pro Forma 2Q Year-over-Year Results

(in thousands, rounding differences may exist)

	Three Months Ended June 30			Six Months Ended June 30
	(a)	(b)		(c)	(d)
	2013	2012	Growth	2013	2012		Growth
Pro Forma Revenue	$23,088	$19,810	17%	$88,474	$81,754		8%
Pro Forma Segment Income	$14,842	$12,689	17%	$46,275	$43,266	(e)	7%

Segment Margin	64%	64%		52%	53%

(a)	Includes $404,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(b)	Includes $735,000 of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(c)	Includes $1.1 million of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition.
(d)	Includes $1.4 million of revenue not reported on a GAAP basis due to purchase accounting in February through June 2012, and revenue of $20.9 million for January 2012 (prior to acquisition).
(e)	Excludes $120,000 of non-operational expenses related to a non-consummated sales transaction for the six months ended 2Q 2012.

Pro Forma - Consolidated Financial Performance

twelve months ending 6/30/2013

(in thousands, rounding differences may exist)

	(a)
	Tax Preparation	Search	Corporate	Consolidated
Revenue	$92,353	$382,810	$—	$475,162

Segment income	$43,489	$69,916	$—	$113,405
Unallocated Corporate expenses	$—	$—	$(11,801)	$(11,801)

Adjusted EBITDA				$101,604

Non-GAAP Net Income				$83,248	(b)
Non-GAAP Earnings Per Share				$1.96
Diluted Shares for the twelve-month period ended June 30, 2013				42,433

(a)	Includes $2.3 million of revenue not reported on a GAAP basis due to fair value purchase accounting on deferred revenue at date of acquisition in 2012.
(b)	Includes twelve months of pro forma cash interest and amortization of debt issuance costs on the convertible debt issued March 15, 2013.

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 6/30/2013

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$101,604	(a)
Less - Pro Forma Capital Expenditures	$(5,309	)(b)
Less - Pro Forma Cash Taxes	$(1,464)

Unlevered FCF	$94,831
Less - Pro Forma Cash Interest Expense	$(11,505	)(c)

Levered FCF	$83,326

(a)	See reconciliation of Pro Forma Adjusted EBITDA on Blucora Pro Forma Non-GAAP Reconciliation.
(b)	Amount includes $3.5m of costs associated with the build-out of a data center redundancy site and capitalized tenant improvement costs associated with the move of our Bellevue offices.
(c)	Amount represents cash interest expense on term and convertible debt. For periods prior to issuance, cash interest expense on the convertible debt is estimated at 4.25% on $201.25m debt balance.

Blucora Pro Forma Non-GAAP Reconciliation (1)

twelve months ending 6/30/2013

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$26,072
Pro forma depreciation	$3,898
Pro forma amortization of intangible assets	$20,531
Pro forma stock-based compensation	$9,733
Pro forma other expense, net	$20,544
Pro forma income tax expense	$20,826

Pro Forma Adjusted EBITDA	$101,604

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$26,072
Pro forma amortization of acquired intangible assets	$20,531
Pro forma accretion of debt discount on convertible debt	$3,353
Pro forma stock-based compensation	$9,734
Loss on derivative	$4,382
Pro forma cash tax impact of GAAP adjustments	$(186)
Pro forma non-cash income tax expense from continuing operations	$19,362

Pro forma non-GAAP net income	$83,248

Pro forma non-GAAP Earnings per share - diluted	$1.96

Weighted average diluted shares	42,433

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three and six months ended June 30, 2013 and 2012 in exhibit 99.1 to this Current Report on Form 8-K filed on August 1, 2013.